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                                                                    EXHIBIT 24.1

                   NUVEEN COMMODITIES INCOME AND GROWTH FUND
                NUVEEN COMMODITIES INCOME AND GROWTH MASTER FUND

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints ALAN G. BERKSHIRE, GIFFORD R. ZIMMERMAN, JESSICA R. DROEGER, LARRY W. MARTIN and WALTER M. KELLY, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form S-1 under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 6th day of December, 2005.

                                                  /s/ John P. Amboian
                                                  ------------------------------
                                                  John P. Amboian

STATE OF ILLINOIS  )
                   ) SS
COUNTY OF COOK     )

On this 6th day of December, 2005, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"                                   /s/ Jose A. Visaya
Jose A. Visaya                                    ------------------------------
Notary Public, State of Illinois                  Notary Public
My Commission Expires: 05/15/2009